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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): NOVEMBER 27, 2000

                    GENERAL CHEMICAL INDUSTRIAL PRODUCTS INC.
             (Exact name of Registrant as specified in its charter)

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
                      DELAWARE                              22-3649282
          (State or other jurisdiction of               (I.R.S. Employer
           incorporation or organization)            Identification Number)


                   LIBERTY LANE
              HAMPTON, NEW HAMPSHIRE                         03842
   (Address of principal executive offices)               (Zip Code)
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       Registrant's telephone number, including area code: (603) 929-2606





                                   Page 1 of 7
                       The Index to Exhibits is on Page 3



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                          TABLE OF CONTENTS TO FORM 8-K
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    ITEM 5.  OTHER EVENTS                                                 3

    ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                            3

    SIGNATURES                                                            4

    EXHIBIT INDEX                                                         5
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ITEM 5.  Other Events

On November 27, 2000, The General Chemical Group Inc. announced that it plans to idle General Chemical Industrial Products Inc.'s synthetic soda ash production in Amherstberg, Ontario by March 31, 2001. See Exhibit 99.1, which is attached hereto and incorporated herein by reference, for additional information. During the fourth quarter of 2000, the Company expects to record an after-tax charge of $62.0 million or $2.95 per diluted share, related principally to asset write-down charges, severance and other charges associated with idling the synthetic soda ash facility.

ITEM 7.  Financial Statements and Exhibits

       (c) Exhibits

              99 Additional Exhibits

                  99.1 News release issued by The General Chemical Group Inc. on November 27, 2000



The matters discussed or incorporated by reference in this Form 8-K contain forward-looking statements that are based on management's expectations, estimates, projections, and assumptions. Words such as "expects", "hopes", "estimates" and variations of such words and similar expressions are often used to identify such forward-looking statements which include but are not limited to projections of expenditures, savings, completion dates, cash flows and operating performance. Such forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform act of 1995. These statements are not guaranties of future performance; instead, they relate to situations with respect to which certain risks and uncertainities are difficult to predict. Actual future results and trends, therefore, may differ materially from what is forecast in forward-looking statements.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, General Chemical Industrial Products Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               GENERAL CHEMICAL INDUSTRIAL PRODUCTS INC.

               By:  /s/  David S. Graziosi
                    -----------------------
                    David S. Graziosi
                    Vice President and Chief Financial Officer
                    Dated: December 1, 2000











                                      -4-






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                                  EXHIBIT INDEX


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EXHIBIT                                                                PAGE
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99    Additional Exhibits

        99.1  News Release issued by The General Chemical Group Inc.
              on November 27, 2000....................................   6







                                      -5-








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